Summary Prospectus | October 1, 2015

Deutsche Intermediate Tax/AMT Free Fund

Class/Ticker	A	SZMAX	B	SZMBX	C	SZMCX	INST	SZMIX	S	SCMTX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated October 1, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks to provide a high level of income exempt from regular federal income taxes and seeks to limit principal fluctuation.

Fees and Expenses of the Fund

These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Deutsche funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 24) and Purchase and Redemption of Shares in the fund’s SAI (p. II-16).

SHAREHOLDER FEES (paid directly from your investment)

	A	B	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	2.75	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	4.00	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	$20	None	$20

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

	A	B	C	INST	S
Management fee	0.32	0.32	0.32	0.32	0.32
Distribution/service (12b-1) fees	0.25	1.00	1.00	None	None
Other expenses	0.22	0.30	0.24	0.22	0.29
Total annual fund operating expenses	0.79	1.62	1.56	0.54	0.61
Fee waiver/expense reimbursement	0.00	0.07	0.01	0.00	0.06
Total annual fund operating expenses after fee waiver/expense reimbursement	0.79	1.55	1.55	0.54	0.55

The Advisor has contractually agreed through September 30, 2016 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.55%, 1.55% and 0.55% for Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period for
Class B, Class C and Class S) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Years	A	B	C	INST	S
1	$353	$558	$258	$55	$56
3	520	804	492	173	189
5	702	1,075	849	302	334
10	1,226	1,489	1,856	677	756

You would pay the following expenses if you did not redeem your shares:

Years	A	B	C	INST	S
1	$353	$158	$158	$55	$56
3	520	504	492	173	189
5	702	875	849	302	334
10	1,226	1,489	1,856	677	756

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.

Portfolio turnover rate for fiscal year 2015: 54%.

Principal Investment Strategy

Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and in other securities whose income is free from regular federal income tax and alternative minimum tax (AMT). The fund does not intend to invest in securities whose income is subject to AMT.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include municipal lease obligations and investments representing an interest therein.

This fund normally invests at least 65% of total assets in municipal securities of the top three grades of credit quality. The fund could invest up to 35% of net assets in debt securities rated in the fourth credit grade, which is still considered investment-grade.

Management process. Portfolio management looks for securities that appear to offer the best opportunity to meet the fund's objective. In making its buy and sell decisions, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Although portfolio management may adjust the dollar-weighted average effective maturity of the fund’s portfolio between three and ten years, it generally intends to keep it between five and ten years. In determining the dollar-weighted average effective maturity, portfolio management uses a security’s stated maturity or, if applicable, an earlier date on which portfolio management believes it is probable that a maturity-shortening device (such as a call, a put, prerefunding, prepayment or redemption provision, or a demand feature) will cause the security to be repaid earlier than the stated maturity date.

Main Risks

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income. The longer the duration of the fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.). The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.

Focus risk. To the extent that the fund focuses on investments from a single state, region or sector of the municipal securities market, its performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government could over time impair a state, region or sector's ability to repay its obligations.

Municipal securities risk. The fund could be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance.

Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.

2	Deutsche Intermediate Tax/AMT Free Fund

Summary Prospectus    October 1, 2015

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Tax risk. Any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income at both the state and federal levels, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in a higher tax liability for shareholders and potentially hurting fund performance as well.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and the fund may have to sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Past Performance

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	5.69%	September 30, 2009
Worst Quarter	-4.02%	December 31, 2010
Year-to-Date	-0.23%	June 30, 2015

Average Annual Total Returns
(For periods ended 12/31/2014 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Index comparison for Institutional Class shares began on 12/31/2004.

	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/11/2001	3.99	3.47	3.63
After tax on distributions		3.99	3.47	3.62
After tax on distributions, with sale		3.29	3.31	3.54
Class B before tax	6/11/2001	3.11	3.04	3.10
Class C before tax	6/11/2001	6.22	3.25	3.13
INST Class before tax	12/17/2004	7.21	4.31	4.19
Class S before tax	4/12/1983	7.19	4.24	4.12
Barclays 7 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		6.09	4.76	4.67

Management

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Philip G. Condon, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

3	Deutsche Intermediate Tax/AMT Free Fund

Summary Prospectus    October 1, 2015

Ashton P. Goodfield, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1990.

Matthew J. Caggiano, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

Peter Aloisi, CFA, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Purchase and Sale of Fund Shares

Minimum Initial Investment  ($)

	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A B C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.

To Place Orders

Mail	New Accounts	Deutsche Asset & Wealth Management PO Box 219356 Kansas City, MO 64121-9356
	Additional Investments	Deutsche Asset & Wealth Management PO Box 219154 Kansas City, MO 64121-9154
	Exchanges and Redemptions	Deutsche Asset & Wealth Management PO Box 219557 Kansas City, MO 64121-9557
Expedited Mail		Deutsche Asset & Wealth Management 210 West 10th Street Kansas City, MO 64105-1614
Web Site		deutschefunds.com
Telephone		(800) 728-3337 M – F 8 a.m. – 8 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 8 p.m. ET

Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.

Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.

Tax Information

The fund's income dividends are generally exempt from regular federal income tax. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Deutsche Intermediate Tax/AMT Free Fund

Summary Prospectus    October 1, 2015    DITFF-SUM